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                                                                    EXHIBIT 99.2

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
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A         SERVICER CERTIFICATE FOR        FEBRUARY 1998

     $304,203,000    Class A 6.85% Asset Backed Notes
     $ 26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                 20-Mar-98
Collection Period Begin                                                                 01-Feb-98
Collection Period End D                                                                 28-Feb-98
Days in accrual period (30/360)                                                                30
Month(s) in Revolving Period                                                                   10

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                     $10,759,988.46
     Collections Allocable to Principal Funding Account                             $8,675,971.89
     Collections Allocable to Interest Payment Account                              $2,084,016.57

Miscellaneous Data
     Initial Pool Balance                                                         $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)          $330,655,783.00
      Subsequent Receivables Purchased                                              $8,637,018.03
     Current APR of Pool                                                                    8.19%
     Remaining Residual Amount                                                      $1,435,488.18
     Obligor Over-Concentration Amount                                                       0.00
     Cumulative Net Losses                                                                   0.00
     Deliquencies - 60 to 90 Days                                                            0.00
     Deliquencies - Over 90 Days                                                      $289,671.00
     Realized Losses (Current Period)                                                       $0.00
     Recoveries                                                                             $0.00
     Acquired Receivables - Transferor (Current Period)                                     $0.00
     Acquired Receivables - Servicer (Current Period)                                       $0.00
     Investment Earnings
       Collection Account                                                              $42,449.38
       Principal Funding Account                                                          $202.22
       Reserve Account                                                                 $18,824.20
     Total Investment Earnings                                                         $61,475.80

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PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                            $330,655,783.00
       Class A Note Beginning Principal Balance                                   $304,203,000.00
       Class B Note Beginning Principal Balance                                    $26,452,783.00

Total Principal Balance of Notes (End of Period)                                  $330,655,783.00
       Class A Note Principal Balance (End of Period)                             $304,203,000.00
               Class A Note Pool Factor (End of Period)                                 1.0000000
       Class B Note Principal Balance (End of Period)                              $26,452,783.00
               Class B Note Pool Factor (End of Period)                                 1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                      $10,821,464.26

Administration Fee Accrued during this Period                                             $500.00

Principal Funding Account (PFA)                                                     $8,696,333.19
       Class A Noteholders' Principal Distributable Amount                                  $0.00
       Class B Noteholders' Principal Distributable Amount                                  $0.00

Interest Payment Account (IPA)                                                      $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                           $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                             $151,001.30

Servicing Fees Accrued during this Period                                             $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                            $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                     $0.00
       Deposits to Reserve Account from PFA/IPA                                             $0.00

       Ending Reserve Account Balance                                               $4,742,046.01

=================================================================================================
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
PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                              $330,655,783.00
Pool Balance (Beginning of Collection Period)                                     $330,655,783.00
Pool Balance (End of Collection Period)                                           $330,655,783.00

Total Collections                                                                  $10,821,464.26
     Collections Allocable to Principal Funding Account                             $8,675,971.89
     Collections Allocable to Interest Payment Account                              $2,084,016.57
Prior Principal Funding Account Balance                                                $20,361.30
Recoveries                                                                                  $0.00
Investment Income for the Period                                                       $61,475.80

Principal Funding Account (PFA)                                                     $8,696,333.19
Interest Payment Account (IPA)                                                      $2,145,492.37

Principal Distributable Amount                                                      $8,696,333.19

1.  Trigger Tests

(a)  Are cumulative net losses greater than or equals to 3.00% of the
          Original Pool Balance?                                                         NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for
          3 consecutive months?                                                          NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for
          3 consecutive months?                                                          NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?      NO
          Has an Early Amortization Event Occurred?                                      NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                          $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
Class A Noteholders' Share of the Principal Distribution Amount                              0.00%
Class A Noteholders' Principal Distributable Amount                                         $0.00

Class B Note Beginning Principal Balance                                           $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                        $0.00
Class B Noteholders' Share of the Principal Distribution Amount                              0.00%
Class B Noteholders' Principal Distributable Amount                                         $0.00

Interest Accrued on Class A Notes        6.85%                                      $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                         $0.00
Interest Due (in Arrears) on above Shortfall                                                $0.00
Noteholders' Class A Interest Distributable Amount                                  $1,736,492.13

Interest Accrued on Class B Notes        6.85%                                        $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                         $0.00
Interest Due (in Arrears) on above Shortfall                                                $0.00
Noteholders' Class B Interest Distributable Amount                                    $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                      $2,145,492.37

     Servicing Fee Shortfall (Previous Period)                                              $0.00
     Servicing Fees Accrued during this Period                        0.50%           $137,773.24
     Servicing Fees Paid this Period from IPA                                         $137,773.24
     Preliminary Servicing Fee Shortfall (Current Period)                                   $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                     $0.00
     Servicing Fee Shortfall (Current Period)                                               $0.00

Remaining Interest Payment Account (IPA)                                            $2,007,719.13

     Administration Fee Shortfall (Previous Period)                                         $0.00
     Administration Fee Accrued during this Period                 $500/mon               $500.00
     Administration Fee Paid this Period from IPA                                         $500.00
     Preliminary Administration Fee Shortfall (Current Period)                              $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                     $0.00
     Administration Fee Shortfall (Current Period)                                          $0.00

Remaining Interest Payment Account (IPA)                                            $2,007,219.13
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
     Noteholders' Class A Interest Carryover Shortfall (Previous Period)                    $0.00
     Interest Due (in Arrears) on above Shortfall                                           $0.00
     Interest Accrued on Class A Notes this period                                  $1,736,492.13
     Noteholders' Class A Interest Distributable Amount from IPA                    $1,736,492.13
     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)         $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                     $0.00
     Noteholders' Class A Interest Carryover Shortfall (Current Period)                     $0.00

Remaining Interest Payment Account (IPA)                                              $270,727.00

     Deposit to Reserve Account (from IPA)                                                  $0.00

Remaining Interest Payment Account (IPA)                                              $270,727.00

     Deposit to Principal Funding Account (from IPA)                                        $0.00
     Receipt from Reserve Account for shortfall                                             $0.00

Remaining Interest Payment Account (IPA)                                              $270,727.00

     Noteholders' Class B Interest Carryover Shortfall (Previous Period)                    $0.00
     Interest Due (in Arrears) on above Shortfall                                           $0.00
     Interest Accrued on Class B Notes this period                                    $151,001.30
     Noteholders' Class B Interest Distributable Amount from IPA                      $151,001.30
     Noteholders' Class B Interest Carryover Shortfall (Current Period)                     $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                           $119,725.70

Principal Funding Account (PFA)(including addition, if any, from IPA)               $8,696,333.19

     Class A Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
     Class A Noteholders' Monthly Principal Distributable Amount                            $0.00
     Class A Noteholders' Principal Distributable Amount Paid from PFA                      $0.00
     Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)        $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                     $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

Remaining Principal Funding Account (PFA)                                           $8,696,333.19

     Deposit to Reserve Account (from PFA)                                                  $0.00

Remaining Principal Funding Account (PFA)                                           $8,696,333.19

     Class B Noteholders' Principal Carryover Shortfall (Previous Period)                   $0.00
     Class B Noteholders' Monthly Principal Distributable Amount                            $0.00
     Class B Noteholders' Principal Distributable Amount Paid from PFA                      $0.00
     Class B Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

Remaining Principal Funding Account                                                 $8,696,333.19
Amount to Transferor to purchase Subsequent Receivables                             $8,637,018.03
                                                                                    -------------
Ending Principal Funding Account Balance                                               $59,315.16

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                   $4,742,046.01

Distribution from Reserve Account                                                           $0.00
     Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                       $0.00
     Withdrawal from Reserve Account to Cover Administration Fee Shortfall                  $0.00
     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)         $0.00

Preliminary Reserve Account Balance                                                 $4,742,046.01

     Deposit to Reserve Account (from IPA)                                                  $0.00

Preliminary Reserve Account Balance                                                 $4,742,046.01

Distribution from Reserve Account                                                           $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
     Transfer to PFA for Realized Losses                                                    $0.00
Preliminary Reserve Account Balance                                                 $4,742,046.01

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
     Deposit to Reserve Account (from PFA)                                                  $0.00

Preliminary Reserve Account Balance                                                 $4,742,046.01

Specified Reserve Account Balance                                                   $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period
     plus additions; and                                              1.00%         $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                    $304,203,000.00

Is the Reserve Account greater than or equal to the Specified
Reserve Account Balance?                                                                YES

Excess Amount in Reserve Account released to Transferor                                     $0.00

Ending Reserve Account Balance                                                      $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve
     Account, if any?                                                                     0
Has the avg of the Trust Yields been less than the avg of the Base Rates over
     3 consecutive months?                                                               NO
How many months has the Pool Balance been less than the Note Balance, if any?             0

6.  Ending Balances
     Noteholders' Class A Interest Carryover Shortfall (Current Period)                     $0.00
     Noteholders' Class B Interest Carryover Shortfall (Current Period)                     $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00
     Class B Noteholders' Principal Carryover Shortfall (Current Period)                    $0.00

     Class A Note Principal Balance (End of Period)                               $304,203,000.00
     Class B Note Principal Balance (End of Period)                                $26,452,783.00
     Total Principal Balance of Notes (End of Period)                             $330,655,783.00

     Class A Note Pool Factor (End of Period)               $304,203,000.00             1.0000000
     Class B Note Pool Factor (End of Period)                $26,452,783.00             1.0000000
     Total Notes (End of Period)                                                        1.0000000

     Class A Notes Principal Balance at close of Revolving Period                            0.00
     Principal Pool Balance at close of Revolving Period                                     0.00
     Class A Noteholders Percentage at the close of the Revolving Period                     0.00%

     Servicer's Yield                                                                    5,716.00
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